                                                                      EXHIBIT 24

                                 POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the UNITED HEALTHCARE CORPORATION AMENDED AND RESTATED 1991 STOCK AND INCENTIVE PLAN, AMENDED AND RESTATED EFFECTIVE MAY 14, 1997, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 6th day of April, 1998, by the following person.


 /s/ William C. Ballard, Jr.
-------------------------------------
William C. Ballard, Jr.

                                                                      EXHIBIT 24

                                 POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the UNITED HEALTHCARE CORPORATION AMENDED AND RESTATED 1991 STOCK AND INCENTIVE PLAN, AMENDED AND RESTATED EFFECTIVE MAY 14, 1997, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 9th day of April, 1998, by the following person.


 /s/ Richard T. Burke
-------------------------------------
Richard T. Burke

                                                                      EXHIBIT 24

                                 POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the UNITED HEALTHCARE CORPORATION AMENDED AND RESTATED 1991 STOCK AND INCENTIVE PLAN, AMENDED AND RESTATED EFFECTIVE MAY 14, 1997, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 6th day of April, 1998, by the following person.



 /s/ James A. Johnson
-------------------------------------
James A. Johnson

                                                                      EXHIBIT 24

                                 POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the UNITED HEALTHCARE CORPORATION AMENDED AND RESTATED 1991 STOCK AND INCENTIVE PLAN, AMENDED AND RESTATED EFFECTIVE MAY 14, 1997, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 3rd day of April, 1998, by the following person.


 /s/ Thomas H. Kean
-------------------------------------
Thomas H. Kean

                                                                      EXHIBIT 24

                                 POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the UNITED HEALTHCARE CORPORATION AMENDED AND RESTATED 1991 STOCK AND INCENTIVE PLAN, AMENDED AND RESTATED EFFECTIVE MAY 14, 1997, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 3rd day of April, 1998, by the following person.


 /s/ Douglas W. Leatherdale
-------------------------------------
Douglas W. Leatherdale

                                                                      EXHIBIT 24

                                 POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the UNITED HEALTHCARE CORPORATION AMENDED AND RESTATED 1991 STOCK AND INCENTIVE PLAN, AMENDED AND RESTATED EFFECTIVE MAY 14, 1997, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 3rd day of April, 1998, by the following person.


 /s/ Walter F. Mondale
-------------------------------------
Walter F. Mondale

                                                                      EXHIBIT 24

                                 POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the UNITED HEALTHCARE CORPORATION AMENDED AND RESTATED 1991 STOCK AND INCENTIVE PLAN, AMENDED AND RESTATED EFFECTIVE MAY 14, 1997, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 6th day of April, 1998, by the following person.


 /s/ Mary O. Mundinger
-------------------------------------
Mary O. Mundinger

                                                                      EXHIBIT 24

                                 POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the UNITED HEALTHCARE CORPORATION AMENDED AND RESTATED 1991 STOCK AND INCENTIVE PLAN, AMENDED AND RESTATED EFFECTIVE MAY 14, 1997, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 3rd day of April, 1998, by the following person.


 /s/ Robert L. Ryan
-------------------------------------
Robert L. Ryan

                                                                      EXHIBIT 24

                                 POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the UNITED HEALTHCARE CORPORATION AMENDED AND RESTATED 1991 STOCK AND INCENTIVE PLAN, AMENDED AND RESTATED EFFECTIVE MAY 14, 1997, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 3rd day of April, 1998, by the following person.


 /s/ Kennett L. Simmons
-------------------------------------
Kennett L. Simmons

                                                                      EXHIBIT 24

                                 POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the UNITED HEALTHCARE CORPORATION AMENDED AND RESTATED 1991 STOCK AND INCENTIVE PLAN, AMENDED AND RESTATED EFFECTIVE MAY 14, 1997, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 3rd day of April, 1998, by the following person.


 /s/ William G. Spears
-------------------------------------
William G. Spears

                                                                      EXHIBIT 24

                                 POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the UNITED HEALTHCARE CORPORATION AMENDED AND RESTATED 1991 STOCK AND INCENTIVE PLAN, AMENDED AND RESTATED EFFECTIVE MAY 14, 1997, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 8th day of April, 1998, by the following person.


 /s/ Gail R. Wilensky
-------------------------------------
Gail R. Wilensky